UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04809

Liberty All-Star Equity Fund
 (exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2016 – June 30, 2016

Item 1.  Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND

USA

SEMI-ANNUAL REPORT JUNE 30, 2016

ALL-STAR®
EQUITY FUND

Contents

1	President’s Letter
4	Table of Distributions and Rights Offerings
5	Top 20 Holdings and Economic Sectors
6	Major Stock Changes in the Quarter
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
12	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Board Consideration of the New Portfolio Management Agreement
36	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of growth and value stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2016

Although equity markets were volatile and driven by differing factors as the first half of 2016 progressed, the second quarter closed much as the first quarter did—with modest gains. To start the year, U.S. equities posted their worst 10-day opening-year decline in history, only to rebound beginning in mid-February and ultimately close the quarter with a 1.35 percent gain for the S&P 500® Index. The second quarter was calm by comparison until a poor jobs report for May rattled investors, only to be followed by the “Brexit” referendum in which voters in the U.K. said they favored leaving the European Union. Once again, however, a rally over the last few trading days of the quarter—the strongest weekly gains of the year to date—propelled U.S. stocks to a 2.46 percent gain, as measured by the S&P 500. The widely-followed Dow Jones Industrial Average (DJIA) gained 2.07 percent in the second quarter while the NASDAQ Composite Index returned -0.23 percent. For the full first half, the S&P 500 returned 3.84 percent, the DJIA returned 4.31 percent and the NASDAQ Composite returned -2.66 percent.

For much of the second quarter, stocks ebbed and flowed, alternately helped and hurt by the mix of business, economic and political news. Investors were concerned by reports in mid-May that the cost of living in April climbed by the most in three years and that the rate of housing starts was strong and rising. Both raised the specter of action by the Federal Reserve to raise short-term interest rates. Reports of a surge in consumer spending in April—the biggest jump in six years—buoyed stocks as June opened. Additional good news came in the form of a gain in wages and salaries. Just days later, however, news that the U.S. added only 38,000 jobs in May—well below the 160,000 expected—depressed markets. But the data did have a positive side, as it put any increase in interest rates on hold. As June progressed, all eyes turned to the 23rd of the month—the day of the Brexit ballot. Stocks rallied in advance of the referendum on the belief that voters would choose the “stay” alternative. When the vote went the other way for the world’s fifth-largest economy, stocks retreated around the world for the next two trading days, only to be followed by a strong relief rally into the end of the quarter. It also helped that on June 28 the Department of Commerce raised first quarter real GDP to 1.1 percent from its original estimate of 0.5 percent.

Liberty All-Star® Equity Fund
Liberty All-Star® Equity Fund outperformed all key benchmarks during the second quarter, returning 3.77 percent with shares valued at net asset value (NAV) with dividends reinvested and 3.41 percent with shares valued at market price with dividends reinvested. The Lipper Large-Cap Core Mutual Fund Average returned 1.98 percent. The discount at which Fund shares traded relative to their NAV changed little over the quarter, ranging from -14.5 percent to -16.8 percent.

The Fund lagged modestly for the first half, dragged down by first quarter returns when that period’s hyper-volatility proved extremely challenging for actively managed funds. For the first half, the Fund returned 1.36 percent with shares valued at NAV with dividends reinvested and -1.38 percent with shares valued at market price with dividends reinvested.

The Fund’s distribution for the second quarter was $0.12. The Fund's distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $25.41 since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

Semi-Annual Report | June 30, 2016	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Turning to Fund news, in early June Sustainable Growth Advisers, LP replaced Cornerstone Capital Management LLC as one of the Fund’s five investment managers. We invite shareholders to read the interview with George Fraise, Founding Principal of this growth-style investment manager, which may be found on page 8 in this report.

We are gratified by the Fund’s performance in the second quarter, especially after a challenging first quarter. We are confident in the Fund’s investment managers, its structure of complementary growth and value styles, and the Fund’s underlying objectives and strategy, and, as always, appreciate and value your confidence in Liberty All-Star® Equity Fund.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2016 and may not reflect their views on the date this report is first published or anytime thereafter.  These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed.  These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2016)
Net Asset Value (NAV)	$5.96
Market Price	$5.02
Discount	-15.8%

	Quarter	Year-to-Date
Distributions*	$0.12	$0.24
Market Price Trading Range	$4.77 to $5.15	$4.26 to $5.28
Premium/(Discount) Range	-14.5% to -16.8%	-14.0% to -17.6%
Performance (Periods ended June 30, 2016)
Shares Valued at NAV with Dividends Reinvested	3.77%	1.36%
Shares Valued at Market Price with Dividends Reinvested	3.41%	-1.38%
Dow Jones Industrial Average	2.07%	4.31%
Lipper Large-Cap Core Mutual Fund Average	1.98%	2.21%
NASDAQ Composite Index	-0.23%	-2.66%
S&P 500® Index	2.46%	3.84%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2016.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 36.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions  Distributor, Inc., a FINRA member.

Semi-Annual Report | June 30, 2016	3

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016
1st Quarter	0.12
2nd Quarter	0.12
Total	$24.23

1	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
2	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
3	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
4	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

June 30, 2016 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Mondelez International, Inc., Class A	1.99%
Alphabet, Inc., Class C	1.91
Visa, Inc., Class A	1.83
Salesforce.com, Inc.	1.56
Lowe's Cos., Inc.	1.55
The Priceline Group, Inc.	1.54
Halliburton Co.	1.50
Cerner Corp.	1.42
Facebook, Inc., Class A	1.41
Equinix, Inc.	1.41
Amazon.com, Inc.	1.37
Chubb Ltd.	1.36
CVS Health Corp.	1.32
Intel Corp.	1.21
Starbucks Corp.	1.16
Bank of America Corp.	1.11
Amgen, Inc.	1.09
Adobe Systems, Inc.	1.04
American Tower Corp.	1.03
Archer‐Daniels‐Midland Co.	1.01
27.82%

Economic Sectors*	Percent of Net Assets
Information Technology	19.79%
Financials	19.20
Health Care	14.82
Consumer Discretionary	12.00
Consumer Staples	10.40
Energy	9.16
Industrials	5.98
Materials	2.45
Telecommunication Services	1.46
Utilities	1.41
Other Net Assets	3.33
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report | June 30, 2016	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($4 million or more) stock changes ‐ both purchases and sales ‐ that were made in the Fund’s portfolio during the second quarter of 2016, excluding transactions from the manager replacement of Cornerstone Capital Management LLC with Sustainable Growth Advisers, LP.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/16
Purchases
Ameriprise Financial, Inc.	56,100	56,100
Bristol‐Myers Squibb Co.	73,442	73,442
Microchip Technology, Inc.	90,483	105,000

Sales
Baxalta, Inc.	(177,500)	0
General Electric Co.	(142,100)	0
Oracle Corp.	(120,600)	191,025

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi‐managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2016 (Unaudited)

	Investment Style Spectrum
		Value		Growth

	PZENA	DELAWARE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500 INDEX
Number of Holdings	40	32	42	29	30	146*	505
Percent of Holdings in Top 10	36%	34%	32%	43%	49%	17%	18%
Weighted Average Market Capitalization (billions)	$87	$88	$70	$102	$92	$89	$136
Average Five‐Year Earnings Per Share Growth	1%	5%	5%	10%	15%	7%	6%
Dividend Yield	3.1%	2.6%	2.2%	1.2%	0.5%	1.9%	2.2%
Price/Earnings Ratio**	13x	20x	16x	27x	37x	20x	20x
Price/Book Value Ratio	1.9x	2.4x	2.8x	4.8x	4.7x	3.0x	3.2x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report | June 30, 2016	7

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

George Fraise Founding Principal Sustainable Growth Advisers, LP

SUSTAINABLE WEIGHS MANY FACTORS IN ITS RESEARCH BUT NONE IS AS SHAREHOLDER‐FRIENDLY AS FREE CASH FLOW

Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above‐average earnings and cash flow growth over the long term. We recently had the opportunity to talk with Founding Principal George Fraise. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

As this is the first Liberty All‐Star Equity Fund interview focused exclusively on Sustainable Growth Advisers, perhaps you can tell us about the firm: when it was founded, by whom, size and, above all, the firm’s investment style and strategy. Also, what do you believe sets the firm apart, e.g., investment philosophy or process, culture, structure?

“What sets us apart from other peer managers is, first and foremost, the culture of our firm … If our clients succeed over time, we as shareholders of the firm will succeed as well.”

SGA was founded in 2003 by me, Rob Rohn and Gordon Marchand. Today, the firm manages about $6 billion in U.S. and global large‐cap growth assets for a variety of clients, including pension and profit sharing plans, endowments and foundations, defined contribution retirement plans, and high net worth individuals and families.

We focus on identifying and investing in a select group of high quality, long‐term secular growth businesses. What sets us apart from other peer managers is, first and foremost, the culture of our firm. We’re an employee‐owned investment boutique with one approach to growth investing, where our interests are totally aligned with those of our clients. Equity ownership is spread widely across our team, with more than three‐quarters of employees being owners. If our clients succeed over time, we as shareholders of the firm will succeed as well. Secondly, our portfolios are built from the bottom up and are concentrated in the 30 most attractive long‐term growth opportunities we can identify. There’s no “filler” in our portfolios, i.e., stocks owned for risk‐control purposes because they are large constituents of a benchmark. Third, we realize that great businesses don’t always necessarily turn out to be great investments. Accordingly, we will only invest in a select group of high quality, long‐term growth businesses that we find to be attractively valued using our proprietary cash flow‐based valuation metric we call Enterprise Yield. In order to ensure objectivity when researching such businesses, we also work in teams and assign two analysts to every company on our Qualified Company List (QCL), or the roughly 90‐95 companies that have been deemed to possess the quality and growth characteristics we seek and that have become eligible for purchase within SGA's portfolios.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

We mentioned investment process in our lead‐off question. Perhaps you can go into a little detail about Sustainable’s process.

SGA’s investment philosophy is based on several tenets: We seek those few differentiated businesses that offer predictable, sustainable growth over the long term. We look for companies that possess certain specific characteristics that lead to higher levels of growth with a lower level of variability. We conduct deep company research implemented through multiple analyst coverage, which enhances our perspective and objectivity. We believe valuation is a critical element in the stock selection process, and further believe that cash flow‐oriented metrics best reflect reality. We utilize a more restrictive proprietary measure of cash flow we call CFATS, or cash flow available to shareholders. CFATS is then used in our calculation of the Enterprise Yield for each of the companies that is on our qualified list and in our portfolios. We invest with a longer‐than‐typical time horizon—three to five years—which allows us to take advantage of short‐term inefficiencies in the market. We invest with conviction, building large positions in a select group of high quality businesses. Given our very manageable asset base, we have the flexibility to build meaningful positions in growth opportunities and trade around these positions as they become stretched or undervalued in the short term.

When evaluating businesses, we pay particular attention to their pricing power, which we believe reflects the strength of their franchise and the degree of competitive dominance they have within their markets. We seek businesses with recurring, predictable revenue streams, and those that sell their products or services to customers around the globe. This global opportunity speaks to the magnitude and likely duration of the growth opportunity a business has. We seek companies that have solid balance sheets and are generating significant free cash flow, which is available to shareholders. Our belief is that cash flow is the life blood of healthy businesses and those businesses that generate more free cash flow have greater ability to compete more effectively in their respective markets. Finally, we believe it is very important to understand the motivations and abilities of management, so we seek to evaluate top management as well as line management in the companies whose stocks we buy.

“Brexit” has occupied investors’ thinking recently. But over the past year, it is just one of a number of factors beyond stock market fundamentals that have injected uncertainty into the investment environment. These include questions about the Chinese economy (exemplified by the 6.0‐plus percent sell‐off in the S&P 500 in August 2015), “fear of the Fed” (rising interest rates), sluggish domestic economy (2.4 percent GDP growth in 2015), ongoing weakness in the Euro Zone and the collapse in energy prices. How does Sustainable balance macro factors such as these with fundamental stock analysis as it makes buy/sell decisions?

“Such considerations (as ‘Brexit’) may contribute to our understanding of a business model and the factors that influence it, but they will rarely, if ever, be determining factors as to whether a stock is owned in an SGA portfolio.”

While maintaining perspective regarding global macroeconomic and geopolitical factors is critical in today’s world, we believe basing investment decisions on attempts to predict a highly complex issue—such as Brexit or the growth rate of the European or Chinese economies—is fraught with risk. Such considerations may contribute to our understanding of a business model and the factors that influence it, but they will rarely, if ever, be determining factors as to whether a stock is owned in an SGA portfolio. We believe identifying more predictable growth businesses that generate significant amounts of free cash flow, possess superior pricing power relative to their peers and have long runways of growth offers lower risk and, ultimately, a more successful approach to investing.

Semi-Annual Report | June 30, 2016	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Please tell us about two current holdings in the portion of the Liberty All‐Star Equity Fund portfolio that you manage that exemplify the Sustainable style and strategy.

Core Laboratories (CLB) and Mondelez International, Inc (MDLZ) are very different companies involved in radically different areas of the market, but both are good examples of SGA’s very fundamentally oriented, bottom‐up investment approach. As previously mentioned, we invest in high quality businesses that possess unique attributes that afford them the opportunity to grow their cash flow and earnings in a more attractive manner over the long term.

Core Labs is a specialty oil services company that derives about 48 percent of its revenues from the U.S. and its business is divided into three main divisions: reservoir description, production enhancement, and reservoir management services to the oil and gas industries. These products and services focus on improving reservoir performance and increasing oil and gas recovery from the fields. While Core’s stock is subject to volatility associated with the price of oil, its business benefits from the increasing complexity of oil reserves and the company’s ability to help clients enhance and more efficiently extract oil from existing wells. In a period of weak commodity prices, the most efficient oil companies tend to rely even more on Core’s services, as it becomes more critical to boost efficiency and maximize production.

Core fits the SGA company profile given its pricing power, which is supported by its best‐in‐class proprietary core analysis and fluid/rock properties testing capabilities. Its independent and objective advisory services are highly valued by oil producers and drillers that rely on Core’s analyses to influence decisions regarding very large and very expensive projects. The proprietary nature of Core’s analyses and the modest cost of the service it provides relative to the tremendous pay‐off and risk inherent in drilling decisions supports the predictability of their revenue stream. Finally, the company has a presence in approximately 1,250 producing fields around the world, and believes its market is actually closer to 2,000 fields. Consistent with SGA’s focus on higher quality more predictable businesses, the company has a lean cost structure and a high value proposition, and the highest return on invested capital metrics in the oil sector, which should allow it to weather this downturn better than other oil service firms.

Mondelez is a leading global packaged food company serving hundreds of millions of consumers around the world. The company’s key product categories include biscuits, chocolate, gum, candy, coffee and powdered beverages, with billion‐dollar brands such as Oreo, LU, Nabisco, Cadbury, Milka, Trident, Jacobs and Tang. Mondelez fits SGA’s investment criteria very well, having strong recurring revenues driven by consumers’ desire for energy and treats. Its snacks are packaged into a variety of configurations and sold in a broad range of retail channels at relatively low price points. Mondelez’s pricing power is enabled by its strong brands and market share in every category in which it competes, including the number one position globally in biscuits, chocolate, candy and powdered beverages. The company has a substantial opportunity to improve operating margins as it consolidates and modernizes its outdated supply chain and manufacturing base— which have come together over the years as the firm has grown through multiple acquisitions—and its decision to move to a zero‐based budgeting approach, which should result in greater discipline around expenses and capital investments. In terms of global runways of growth, Mondelez serves consumers in 165 countries around the world and benefits from the rise in the prevalence of dual‐income households and rising income levels in emerging markets, which currently represent 40 percent of total company sales. While Mondelez fits well with SGA’s approach in terms of its pricing power, recurring revenues and global opportunity, we also believe it offers attractive earnings growth potential over our 3‐5 year time horizon.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

As many investors are aware, Mondelez has been in the financial headlines recently as a result of its approach to buy Hershey. At the right price, the acquisition could be a compelling strategic and financial positive for Mondelez. The combination would be complementary from a geographic perspective, providing the company with critical mass in the U.S. chocolate and confectionery market while also enabling it to introduce Hershey products to emerging markets. In addition, even with Mondelez’s pledge to protect hometown jobs at Hershey, a merger should still generate considerable cost synergies. While the combination would likely be a win‐win for the two companies, the probability of a deal is very difficult to predict given the Hershey Trust’s majority control of the voting shares of The Hershey Company and the trust’s historical reluctance to sell. It is important to note, however, that while an acquisition of Hershey could very well be positive for Mondelez and its shareholders, our investment process at SGA is based on a long‐term outlook for companies on a standalone basis and our theses do not rely on transformational M&A as a value creator or exit strategy for our investments.

Many thanks for informing Fund shareholders about SGA.

Semi-Annual Report | June 30, 2016	11

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (96.67%)
CONSUMER DISCRETIONARY (12.00%)
Auto Components (0.64%)
Johnson Controls, Inc.	161,400	$7,143,564

Automobiles (0.44%)
Ford Motor Co.	385,900	4,850,763

Hotels, Restaurants & Leisure (2.15%)
Chipotle Mexican Grill, Inc.(a)	27,262	10,980,043
Starbucks Corp.	226,500	12,937,680
		23,917,723
Household Durables (0.56%)
Lennar Corp., Class A	136,000	6,269,600

Internet & Catalog Retail (2.91%)
Amazon.com, Inc.(a)	21,371	15,293,515
The Priceline Group, Inc.(a)	13,730	17,140,669
		32,434,184
Media (1.68%)
The Interpublic Group of Cos., Inc.	128,075	2,958,532
News Corp., Class A	305,600	3,468,560
News Corp., Class B	73,245	854,769
Omnicom Group, Inc.	64,775	5,278,515
Time Warner, Inc.	84,000	6,177,360
		18,737,736
Specialty Retail (2.65%)
The Home Depot, Inc.	55,600	7,099,564
Lowe's Cos., Inc.	218,090	17,266,185
Staples, Inc.	597,507	5,150,511
		29,516,260
Textiles, Apparel & Luxury Goods (0.97%)
NIKE, Inc., Class B	145,240	8,017,248
Under Armour, Inc., Class A(a)(b)	52,800	2,118,864
Under Armour, Inc., Class C(a)	17,714	644,777
		10,780,889
CONSUMER STAPLES (10.40%)
Beverages (1.03%)
Diageo PLC(c)	40,800	4,605,504
Monster Beverage Corp.(a)	42,600	6,846,246
		11,451,750
Food & Staples Retailing (3.71%)
Costco Wholesale Corp.	39,675	6,230,562
CVS Health Corp.	153,100	14,657,794

See Notes to Schedule of Investments and Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.	83,100	$6,919,737
Wal-Mart Stores, Inc.	102,925	7,515,584
Whole Foods Market, Inc.	187,810	6,013,676
		41,337,353
Food Products (4.04%)
Archer-Daniels-Midland Co.	261,400	11,211,446
The Hershey Co.	36,500	4,142,385
The Kraft Heinz Co.	84,600	7,485,408
Mondelez International, Inc., Class A	488,000	22,208,880
		45,048,119
Household Products (0.81%)
Colgate-Palmolive Co.	122,620	8,975,784

Personal Products (0.81%)
Coty, Inc., Class A(b)	119,000	3,092,810
Unilever NV	126,100	5,919,134
		9,011,944
ENERGY (9.16%)
Energy Equipment & Services (2.70%)
Core Laboratories NV(b)	44,050	5,457,355
Halliburton Co.	369,700	16,743,713
Schlumberger Ltd.	99,130	7,839,200
		30,040,268
Oil, Gas & Consumable Fuels (6.46%)
BP PLC(b)(c)	202,301	7,183,710
Cenovus Energy, Inc.	337,675	4,666,668
Chevron Corp.	69,900	7,327,617
ConocoPhillips	156,800	6,836,480
Exxon Mobil Corp.	79,550	7,457,017
Marathon Oil Corp.	229,700	3,447,797
Murphy Oil Corp.	207,725	6,595,269
Occidental Petroleum Corp.	94,800	7,163,088
Phillips 66	74,500	5,910,830
Pioneer Natural Resources Co.	28,600	4,324,606
Royal Dutch Shell PLC, Class A(c)	199,428	11,012,437
		71,925,519
FINANCIALS (19.20%)
Capital Markets (4.39%)
Ameriprise Financial, Inc.	56,100	5,040,585
Bank of New York Mellon Corp.	170,500	6,623,925
The Charles Schwab Corp.	152,400	3,857,244
Franklin Resources, Inc.	186,375	6,219,334

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report | June 30, 2016	13

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.	40,750	$6,054,635
Morgan Stanley	255,400	6,635,292
State Street Corp.	188,845	10,182,522
UBS Group AG	325,600	4,219,776
		48,833,313
Commercial Banks (3.32%)
Banco Bilbao Vizcaya Argentaria SA(b)(c)	571,458	3,280,169
BB&T Corp.	190,800	6,794,388
BOK Financial Corp.(b)	44,400	2,783,880
Cullen/Frost Bankers, Inc.	44,600	2,842,358
First Republic Bank	78,000	5,459,220
M&T Bank Corp.	35,400	4,185,342
Mitsubishi UFJ Financial Group, Inc.(c)	682,100	3,021,703
The PNC Financial Services Group, Inc.	41,062	3,342,036
Regions Financial Corp.	614,950	5,233,225
		36,942,321
Consumer Finance (1.83%)
Visa, Inc., Class A	275,170	20,409,359

Diversified Financial Services (3.09%)
Bank of America Corp.	927,950	12,313,896
Citigroup, Inc.	176,731	7,491,627
JPMorgan Chase & Co.	146,275	9,089,529
Voya Financial, Inc.	223,700	5,538,812
		34,433,864
Insurance (4.14%)
The Allstate Corp.	109,500	7,659,525
American International Group, Inc.	93,575	4,949,181
Axis Capital Holdings Ltd.	95,400	5,247,000
Chubb Ltd.	116,100	15,175,431
Marsh & McLennan Cos., Inc.	108,200	7,407,372
Metlife, Inc.	140,725	5,605,077
		46,043,586
Real Estate Investment Trusts (2.43%)
American Tower Corp.	100,750	11,446,207
Equinix, Inc.	40,372	15,653,436
		27,099,643
HEALTH CARE (14.82%)
Biotechnology (3.88%)
AbbVie, Inc.	101,300	6,271,483
Alexion Pharmaceuticals, Inc.(a)	48,180	5,625,497
Amgen, Inc.	79,680	12,123,312

See Notes to Schedule of Investments and Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
BioMarin Pharmaceutical, Inc.(a)	50,173	$3,903,459
Celgene Corp.(a)	88,601	8,738,717
Regeneron Pharmaceuticals, Inc.(a)	18,636	6,508,250
		43,170,718
Health Care Equipment & Supplies (1.81%)
Baxter International, Inc.	201,225	9,099,395
Danaher Corp.	35,000	3,535,000
Medtronic PLC	86,200	7,479,574
		20,113,969
Health Care Providers & Services (2.55%)
Acadia Healthcare Co., Inc.(a)	80,000	4,432,000
Cardinal Health, Inc.	92,600	7,223,726
Cigna Corp.	15,350	1,964,646
Express Scripts Holding Co.(a)	96,800	7,337,440
Quest Diagnostics, Inc.	91,400	7,440,874
		28,398,686
Health Care Technology (2.03%)
Athenahealth, Inc.(a)(b)	49,700	6,859,097
Cerner Corp.(a)	269,020	15,764,572
		22,623,669
Life Sciences Tools & Services (0.51%)
Illumina, Inc.(a)	40,600	5,699,428

Pharmaceuticals (4.04%)
Abbott Laboratories	107,925	4,242,532
Allergan PLC(a)	29,138	6,733,500
Bristol-Myers Squibb Co.	73,442	5,401,659
Johnson & Johnson	66,000	8,005,800
Merck & Co., Inc.	125,000	7,201,250
Novartis AG(c)	73,000	6,023,230
Pfizer, Inc.	211,400	7,443,394
		45,051,365
INDUSTRIALS (5.98%)
Aerospace & Defense (1.86%)
General Dynamics Corp.	41,000	5,708,840
Northrop Grumman Corp.	33,100	7,357,468
Raytheon Co.	56,100	7,626,795
		20,693,103
Commercial Services & Supplies (0.69%)
Waste Management, Inc.	115,800	7,674,066

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report | June 30, 2016	15

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Machinery (3.04%)
Deere & Co.	43,000	$3,484,720
Dover Corp.	106,975	7,415,507
Illinois Tool Works, Inc.	47,000	4,895,520
Oshkosh Corp.	104,500	4,985,695
Parker-Hannifin Corp.	69,375	7,495,969
Stanley Black & Decker, Inc.	50,400	5,605,488
		33,882,899
Road & Rail (0.39%)
Kansas City Southern	47,910	4,316,212

INFORMATION TECHNOLOGY (19.79%)
Communications Equipment (0.67%)
Cisco Systems, Inc.	259,900	7,456,531

Computers & Peripherals (0.36%)
HP, Inc.	315,950	3,965,173

Electronic Equipment & Instruments (0.31%)
Corning, Inc.	170,425	3,490,304

Internet Software & Services (3.32%)
Alphabet, Inc., Class C(a)	30,800	21,316,680
Facebook, Inc., Class A(a)	137,083	15,665,845
		36,982,525
IT Services (2.32%)
Automatic Data Processing, Inc.	87,880	8,073,536
FleetCor Technologies, Inc.(a)	53,603	7,672,197
PayPal Holdings, Inc.(a)	92,000	3,358,920
Xerox Corp.	706,400	6,703,736
		25,808,389
Semiconductors & Semiconductor Equipment (3.11%)
ARM Holdings PLC(c)	217,774	9,910,895
Intel Corp.	409,600	13,434,880
Microchip Technology, Inc.	105,000	5,329,800
Texas Instruments, Inc.	95,000	5,951,750
		34,627,325
Software (7.82%)
Adobe Systems, Inc.(a)	120,776	11,569,133
CA, Inc.	217,700	7,147,091
Microsoft Corp.	197,600	10,111,192
Mobileye NV(a)(b)	164,050	7,569,267
Oracle Corp.	191,025	7,818,653

See Notes to Schedule of Investments and Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Red Hat, Inc.(a)	112,710	$8,182,746
Salesforce.com, Inc.(a)	218,401	17,343,223
SAP SE(b)(c)	71,490	5,363,180
ServiceNow, Inc.(a)	92,100	6,115,440
Splunk, Inc.(a)	108,200	5,862,276
		87,082,201
Technology Hardware, Storage & Equipment (1.88%)
Apple, Inc.	90,998	8,699,409
Hewlett Packard Enterprise Co.	315,950	5,772,406
Seagate Technology(b)	263,525	6,419,469
		20,891,284
MATERIALS (2.45%)
Chemicals (1.86%)
The Dow Chemical Co.	99,100	4,926,261
Ecolab, Inc.	73,810	8,753,866
EI du Pont de Nemours & Co.	108,900	7,056,720
		20,736,847
Construction Materials (0.59%)
Martin Marietta Materials, Inc.	34,100	6,547,200

TELECOMMUNICATION SERVICES (1.46%)
Diversified Telecommunication (1.46%)
AT&T, Inc.	188,000	8,123,480
Verizon Communications, Inc.	145,400	8,119,136
		16,242,616
UTILITIES (1.41%)
Electric Utilities (0.70%)
Edison International	100,000	7,767,000

Gas Utilities (0.37%)
National Fuel Gas Co.	72,000	4,095,360

Independent Power and Renewable Energy Producers (0.34%)
AES Corp.	307,000	3,831,360

TOTAL COMMON STOCKS (COST OF $976,602,129)		1,076,351,772

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report | June 30, 2016	17

Liberty All-Star® Equity Fund	Schedule of Investments

June 30, 2016 (Unaudited)

	PAR VALUE/ SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (5.65%)
REPURCHASE AGREEMENT (3.33%)
Repurchase agreement with State Street Bank & Trust Co., dated 6/30/16, due 07/01/16 at 0.01%, collateralized by United States Treasury Bond, 2.125%, 09/30/21, market value of $37,800,761 and par value of $35,720,000. (Repurchase proceeds of $37,049,010). (COST OF $37,049,000)	$37,049,000	$37,049,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (2.32%)
State Street Navigator Securities Lending Prime Portfolio, 0.52% (COST OF $25,864,768)	25,864,768	25,864,768

TOTAL SHORT TERM INVESTMENTS (COST OF $62,913,768)		62,913,768

TOTAL INVESTMENTS (102.32%) (COST OF $1,039,515,897)(d)		$1,139,265,540

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.32%)		(25,833,507)

NET ASSETS (100.00%)		$1,113,432,033

NET ASSET VALUE PER SHARE (186,840,852 SHARES OUTSTANDING)		$5.96

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $36,805,536.
(c)	American Depositary Receipt.
(d)	Cost of investments for federal income tax purposes is $1,042,628,585.

Gross unrealized appreciation and depreciation at June 30, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$153,107,635
Gross unrealized depreciation	(56,470,680)
Net unrealized appreciation	$96,636,955

See Notes to Schedule of Investments and Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

ASSETS:
Investments at market value (Cost $1,039,515,897)	$1,139,265,540
Cash	123,153
Receivable for investment securities sold	2,969,562
Dividends and interest receivable	1,362,777
Prepaid and other assets	131,945
TOTAL ASSETS	1,143,852,977

LIABILITIES:
Payable for investments purchased	3,493,862
Investment advisory fee payable	661,396
Payable for administration, pricing and bookkeeping fees	165,364
Payable for collateral upon return of securities loaned	25,864,768
Accrued expenses	235,554
TOTAL LIABILITIES	30,420,944
NET ASSETS	$1,113,432,033

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,024,766,322
Distributions in excess of net investment income	(41,227,417)
Accumulated net realized gain on investments	30,143,485
Net unrealized appreciation on investments	99,749,643
NET ASSETS	$1,113,432,033

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	186,840,852
NET ASSET VALUE PER SHARE	$5.96

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2016	19

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $92,418)	$10,110,395
Securities lending income	221,333
Interest	1,213
TOTAL INVESTMENT INCOME	10,332,941

EXPENSES:
Investment advisory fee	3,890,758
Administration fee	972,690
Pricing and bookkeeping fees	102,500
Audit fee	23,643
Custodian fee	54,014
Insurance expense	29,507
Legal fees	175,958
NYSE fee	85,494
Shareholder communication expenses	64,701
Transfer agent fees	55,239
Trustees' fees and expenses	100,619
Miscellaneous expenses	120,392
TOTAL EXPENSES	5,675,515
NET INVESTMENT INCOME	4,657,426

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	38,013,005
Net change in unrealized depreciation on investments	(34,786,311)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,226,694
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,884,120

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$4,657,426	$7,048,764
Net realized gain on investment transactions	38,013,005	99,752,650
Net change in unrealized depreciation on investments	(34,786,311)	(130,429,134)
Net Increase/(Decrease) in Net Assets From Operations	7,884,120	(23,627,720)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(44,343,393)	–
From net realized gains on investments	–	(92,237,880)
Total Distributions	(44,343,393)	(92,237,880)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	13,299,541	27,755,527
Net Decrease in Net Assets	(23,159,732)	(88,110,073)

NET ASSETS:
Beginning of period	1,136,591,765	1,224,701,838
End of period (Includes distributions in excess of net investment income of $(41,227,417) and $(1,541,450), respectively)	$1,113,432,033	$1,136,591,765

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2016	21

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after reimbursement
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's tender offer for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2016		For the Year Ended December 31,
(Unaudited)		2015	2014	2013	2012	2011
$6.18		$6.84	$6.71	$5.35	$4.99	$5.69

0.03		0.04	0.02	0.03	0.04	0.02
(0.01)		(0.19)	0.50	1.66	0.64	(0.38)
0.02		(0.15)	0.52	1.69	0.68	(0.36)

(0.24)		–	(0.08)	(0.31)	(0.32)	(0.26)
–		(0.51)	(0.30)	(0.04)	–	–
–		–	(0.01)	–	–	(0.08)
(0.24)		(0.51)	(0.39)	(0.35)	(0.32)	(0.34)
–		–	–	0.02	–	–
$5.96		$6.18	$6.84	$6.71	$5.35	$4.99
$5.02		$5.35	$5.98	$5.97	$4.77	$4.22

1.4	%(d)	(1.0%)	8.9%	33.8%	14.7%	(5.8%)
(1.4	%)(d)	(2.0%)	7.0%	33.5%	20.9%	(8.1%)

$1,113		$1,137	$1,225	$1,177	$991	$912
N/A		N/A	N/A	N/A	1.07%	N/A
1.07	%(e)	1.04%	1.03%	1.05%	1.08%	1.05%
0.88	%(e)	0.60%	0.32%	0.44%	0.72%	0.33%
32	%(d)	76%	36%	41%	45%	48%

Semi-Annual Report | June 30, 2016	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal
The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares
The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Advisor, ALPS Advisors Inc. (the "Advisor") using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2016, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

At June 30, 2016, the open repurchase agreement with the counterparty State Street Bank & Trust Co., and subject to a MRA on a net payment basis, was as follows:

				Gross Amounts Not Offset In The Statement Of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount
Repurchase Agreement	$37,049,000	$–	$37,049,000	$(37,049,000)	$–	$–
Total	$37,049,000	$–	$37,049,000	$(37,049,000)	$–	$–

Semi-Annual Report | June 30, 2016	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. As of June 30, 2016, the market value of securities on loan was $36,805,536 and the total cash collateral and non-cash collateral received was $25,864,768 and $11,820,972, respectively. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2016:

	Remaining contractual maturity of the lending agreement

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$36,805,536	$–	$–	$–	$36,805,536
Total Loans					36,805,536
Gross amount of recognized liabilities for securities lending (collateral received)					$25,864,768
Amounts due from counterparty					$10,940,768

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are value based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | June 30, 2016	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,076,351,772	$–	$–	$1,076,351,772
Short Term Investment	–	37,049,000	–	37,049,000
Investments Purchased with Collateral from Securities Loaned	25,864,768	–	–	25,864,768
Total	$1,102,216,540	$37,049,000	$–	$1,139,265,540

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders
Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of June 30, 2016.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

The tax character distributions paid during the year ended December 31, 2015 were as follows:

Distributions Paid From:	12/31/2015
Long-term capital gains	$92,237,880
Total	$92,237,880

The Fund elected to defer to the fiscal year ending December 31, 2016, capital losses recognized during the period from November 1, 2015 to December 31, 2015 in the amount of $4,131,771.

As of June 30, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,042,628,585	$153,107,635	$(56,470,680)	$96,636,955

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | June 30, 2016	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2016 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations.  Officers of the Trust are employees of ALPS.  The Fund’s administration fee is accrued on a daily basis and paid monthly.  Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2016 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities
For the six months ended June 30, 2016, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $347,163,608 and $390,578,484, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2016 and year ended December 31, 2015, distributions in the amounts of $13,299,541 and $27,755,527, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 2,788,502 and of 5,021,023 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. TRUSTEES FEES

As of June 30, 2016, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Chairman receives a quarterly retainer of $5,750; all other Independent Trustees receive a quarterly retainer of $4,500. Each Independent Trustee also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; $1,000 for attendance by telephone for a special meeting; and reimbursement for all reasonable out‐of‐pocket expenses relating to attendance at meetings.  Trustees’ fees are allocated between the Fund and the Liberty All-Star® Growth Fund, Inc. One-third of the Trustees’ fees are equally shared and the remaining two-thirds are allocated based on each Fund’s proportionate share of total net assets. Trustees’ fees and expenses accrued by the Fund for the six months ended June 30, 2016 are reported on the Statement of Operations.

Semi-Annual Report | June 30, 2016	31

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2016 (Unaudited)

NOTE 9. SHAREHOLDER MEETING RESULTS

On February 25, 2016, the Special Meeting of Shareholders of the Fund was held to approve a new Portfolio Management Agreement with Aristotle Capital Management, LLC (“Aristotle”). On December 14, 2015, the record date for the meeting, the Fund had outstanding 182,754,403 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal - To approve a new Portfolio Management Agreement with Aristotle:

For	Against	Abstain	Broker Non-Votes
91,128,734	13,082,250	2,723,433	None

32	www.all-starfunds.com

Board Consideration of the
Liberty All-Star® Equity Fund	New Portfolio Management Agreement

June 30, 2016 (Unaudited)

Board Consideration of the Initial Approval of the Portfolio Management Agreement with Sustainable Growth Advisers, LP

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Equity Fund”), including all of the Trustees who are not “interested persons” of the Equity Fund (“Independent Trustees”), consider on an initial basis and annually thereafter, at an in-person meeting called for such purpose, whether to approve the Equity Fund’s investment advisory and portfolio management agreements. At its meeting on June 2, 2016, the Board, including a majority of the Independent Trustees, conducted such a review and approved the initial Portfolio Management Agreement (“Agreement”) among the Equity Fund, ALPS Advisors, Inc., investment adviser to the Equity Fund (“AAI”), and Sustainable Growth Advisers, LP (“Sustainable”), an independent investment management firm.

Prior to the Board’s action at the June meeting, the Trustees met to consider management’s recommendations with respect to the initial approval of the Agreement. In reaching its decision to approve the Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Equity Fund. The Board further considered factors it deemed relevant with respect to the Equity Fund, including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Equity Fund under the Agreement; (2) Sustainable’s investment performance; (3) the fees to be paid by the Equity Fund and the fees charged by Sustainable to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Sustainable from its relationship with the Equity Fund; and (6) any other benefits to be derived by Sustainable as a result of its relationship with the Equity Fund. In considering the Agreement, the Board did not consider any single factor or particular information most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

The Board considered these factors in the context of the Equity Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single investment sub-adviser (each, a “Portfolio Manager”) were employed. The Equity Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Equity Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Equity Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analysis of the Equity Fund’s investment performance and related financial information for the Equity Fund, presentations given by the Equity Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates.

Semi-Annual Report | June 30, 2016	33

Board Consideration of the
Liberty All-Star® Equity Fund	New Portfolio Management Agreement

June 30, 2016 (Unaudited)

As part of the process to consider the Agreement, legal counsel to the Independent Trustees requested certain information from AAI and Sustainable. In response to these requests, the Board received reports from AAI and Sustainable that addressed specific factors to be considered by the Board in approving the Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreement and their responsibilities in connection therewith. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the initial approval of the Agreement was in the best interests of the Fund and its shareholders. The Independent Trustees also determined that entering into the Agreement in advance of the next scheduled meeting of the shareholders of the Equity Fund and without prior shareholder approval was in furtherance of the multi-management methodology as applied to the Equity Fund’s multi-managed assets and was in the best interests of the Fund’s shareholders.

The following is a summary of the Board’s considerations.

Nature, Extent and Quality of Services
The Board considered information regarding Sustainable’s investment philosophy and investment style and the services to be provided by Sustainable. In addition, the Board reviewed information regarding Sustainable’s financial condition and the background and experience of the personnel who would be responsible for managing a large cap growth equity allocation of the Equity Fund’s portfolio pursuant to Sustainable’s U.S. Large Cap Growth Equity strategy. The Board also considered information regarding Sustainable’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Sustainable were consistent with the terms of the Agreement and that the Equity Fund was likely to benefit from services provided by Sustainable under the Agreement.

Investment Performance
The Board considered the performance of Sustainable’s U.S. Large Cap Growth Equity Composite (“Composite”) relative to the Russell 1000® Growth Index (“Russell Index”), the S&P 500® Index (“S&P 500”), and the Investment Metrics U.S. Large Cap Growth peer group (“Peer Group”). The Composite includes all discretionary accounts managed in the U.S. Large Cap Growth Equity strategy.

The Board considered that, as of March 31, 2016, the Composite was ranked in the 37th percentile or higher relative to the Peer Group for the 1-year, 5-year, 7-year, and since inception periods. The Board also considered that the Composite outperformed the Russell Index for the since inception period, and that the Composite underperformed the Russell Index for the 1-year, 3-year, 5-year, 7-year, and 10-year periods. The Board also took into consideration that the Composite outperformed the S&P 500 for the 1-year, 5-year, 7-year, 10-year, and since inception periods, and underperformed the S&P 500 for the 3-year period. Therefore, the Board considered that the long-term performance of the Composite generally ranked favorably to the Peer Group, the Russell Index, and the S&P 500. The Board concluded that the investment performance of Sustainable’s U.S. Large Cap Growth Equity strategy has been good.

34	www.all-starfunds.com

Board Consideration of the
Liberty All-Star® Equity Fund	New Portfolio Management Agreement

June 30, 2016 (Unaudited)

Fees and Expenses
In evaluating the Agreement, the Board reviewed the proposed fee rate for services to be performed by Sustainable on behalf of the Equity Fund. The Board considered that the fee rate under the Agreement is the same as the fee rate paid to the Equity Fund’s prior Portfolio Manager. The Board also considered Sustainable’s representation that the fee rate under the Agreement represents a discount from Sustainable’s published fee schedule for accounts managed pursuant to the U.S. Large Cap Growth Equity strategy. The Board further noted that the fee schedule for the Agreement has breakpoints at which the fee rate declines as Equity Fund assets allocated to Sustainable increase above a certain threshold. The Board concluded that the fees payable to Sustainable under the Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Sustainable charges to other clients.

Economies of Scale
The Board considered Sustainable’s representation that Sustainable does not anticipate experiencing economies of scale in connection with the services that it provides to the Equity Fund.  The Board took into consideration that there may be economies of scale in the future in the event that the Equity Fund’s assets increase.

Costs of Services
The Board considered that the fee under the Agreement would be paid to Sustainable by AAI, not the Equity Fund, and noted the arm’s-length nature of the relationship between AAI and Sustainable with respect to the negotiation of the fee rate on behalf of the Equity Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Equity Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Equity Fund than Sustainable’s costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Equity Fund’s Management Agreement in September 2015.

Other Benefits to be Derived By Sustainable
The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Sustainable might receive in connection with its association with the Equity Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Sustainable by virtue of its relationship with the Equity Fund, if any, appear to be fair and reasonable.

Conclusions
Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Equity Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Equity Fund that they approve the Agreement.

Semi-Annual Report | June 30, 2016	35

Description of Lipper
Liberty All-Star® Equity Fund	Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index
Measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 1000® Value Index
Measures the performance of those Russell 1000®companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 3000® Index
Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index
A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

36	www.all-starfunds.com

ALL★STAR®
EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Alex J. Marks, Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000744 8/31/17

Item 2.  Code of Ethics.

Not Applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable to this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2016, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	September 2, 2016

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	September 2, 2016